UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2017

WAYNE SAVINGS BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23433	31-1557791
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

151 N. Market St., Wooster, Ohio	44691
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (330) 264-5767

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 25, 2017, Wayne Savings Bancshares, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). On May 30, 2017, the independent inspector of elections for the Annual Meeting delivered its preliminary tabulation of voting results for each of the matters submitted to a vote at the Annual Meeting. These voting results are only preliminary and may be subject to change based upon the results of a customary review and challenge process, should such process occur. The Company will file an amendment to this Current Report on Form 8-K to disclose the final certified voting results of the Annual Meeting within four business days of the date on which the independent inspector of elections makes the final voting results available to the Company and certifies thereto.

According to the independent inspector of elections’ preliminary tabulation of voting, there were present in person or by proxy 2,421,404 shares of the Company’s common stock, representing 87% of the total outstanding shares entitled to vote. There were no broker non-votes on any matter submitted to a vote at the Annual Meeting.

Proposal 1: To elect two (2) directors to serve until the 2020 annual meeting of stockholders.

Under plurality voting, the two nominees who receive the most “FOR” votes are elected as directors. According to the preliminary tabulation of voting results, the Company’s stockholders elected the Board of Directors’ two nominees, Daniel R. Buehler and Debra A. Marthey, as directors for three-year terms. The preliminary tabulation of voting results for the election of directors as provided by the independent inspector of elections is set forth below.

Board of Directors Nominees:

Nominee	For	Withheld	Broker Non-Votes
Daniel R. Buehler	2,329,195	92,209	—
Debra A. Marthey	1,180,218	81,242	—

Opposition Nominee:

Nominee	For	Withheld	Broker Non-Votes
Stephen S. Burchett	1,143,968	15,976	—

Proposal 2: Advisory vote on executive compensation.

According to the preliminary tabulation of voting results, the Company’s stockholders also adopted the advisory, non-binding resolution to approve the Company’s executive compensation, as described in the Company’s proxy statement, by the votes indicated below.

For	Against	Abstain	Broker Non-Votes
1,350,561	1,010,701	60,142	—

Proposal 3: To ratify the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

According to the preliminary tabulation of voting results, the Company’s stockholders also ratified the appointment of BKD, LLP as independent registered public accounting firm for the year ending December 31, 2017.

Number of Votes:
For	Against	Abstain	Broker Non-Votes
2,342,389	33,235	45,780	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYNE SAVINGS BANCSHARES, INC.

DATE: June 1, 2017	By:	/s/ Myron Swartzentruber
Myron Swartzentruber
Senior Vice President and
Chief Financial Officer